Execution Copy EMPLOYMENT AGREEMENT THIS EMPLOYMENT AGREEMENT (this “Agreement”) is entered into by and between SEI Investments Company, a Pennsylvania corporation (the “Company”) and Ryan Hicke (the “Executive”) as of March 31, 2022. WHEREAS, the Company desires to employ the Executive as its Chief Executive Officer and the Executive desires to serve in such capacity on behalf of the Company. NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements hereinafter set forth, the Company and the Executive hereby agree as follows: 1. Employment. (a) Term. The term of this Agreement and the effective date of the Executive’s appointment as Chief Executive Officer shall begin on June 1, 2022 (the “Effective Date”) and shall continue for four years from the Effective Date, or until the termination of the Executive’s employment, if earlier (the “Term”). (b) Duties. During the Term, the Executive shall serve as the Chief Executive Officer of the Company, with such duties, responsibilities and authority commensurate therewith, and shall report to the Board of Directors of the Company (the “Board”). The Executive shall perform all duties and accept all responsibilities incident to such position as may be reasonably assigned to the Executive by the Board. As soon as practicable after the Effective Date, the Company shall cause the Executive to be nominated as a member of the Board and the Executive shall be nominated for reelection to the Board at each annual meeting of the Company’s shareholders during the Term. (c) Best Efforts. During the Term, the Executive shall devote his best efforts and full time and attention to promote the business and affairs of the Company and its affiliated entities, and shall be engaged in other business activities only to the extent that such activities do not materially interfere or conflict with the Executive’s obligations to the Company hereunder, including, without limitation, obligations pursuant to Section 14 below. The foregoing shall not be construed as preventing the Executive from (i) serving on civic, educational, philanthropic or charitable boards or committees, or, with the prior written consent of the Board, on corporate boards, and (ii) managing personal investments, in each case so long as such activities are permitted under the Company’s code of conduct and employment policies and do not violate the provisions of Section 14 below. (d) Principal Place of Employment. The Executive understands and agrees that his principal place of employment will be in the Company’s offices located in Oaks, Pennsylvania and that the Executive will be required to travel for business in the course of performing his duties for the Company. 2. Compensation. (a) Base Salary. During the Term, the Company shall pay the Executive a base salary (“Base Salary”), at the annual rate of $750,000, which shall be paid in installments in accordance

2 with the Company’s normal payroll practices. The Executive’s Base Salary shall be reviewed annually by the Compensation Committee of the Board (the “Compensation Committee”) pursuant to the normal performance review policies for senior-level executives and may be increased from time to time as the Board deems appropriate. (b) Annual Bonus. The Executive shall be eligible to receive an annual bonus for each fiscal year during the Term, commencing with the 2022 fiscal year, based on the attainment of individual and corporate performance goals and targets established by the Board (“Annual Bonus”). The target amount of the Executive’s Annual Bonus for any fiscal year during the Term, including the full 2022 year, is $1,750,000; provided that actual payout of the Annual Bonus will be determined by the Board or Compensation Committee in its discretion based on the achievement of applicable performance goals for the relevant performance period. Any Annual Bonus shall be paid after the end of the fiscal year to which it relates, at the same time and under the same terms and conditions as the bonuses are paid to other executives of the Company; provided, that in no event shall the Executive’s Annual Bonus be paid later than two and a half months after the last day of the fiscal year to which the Annual Bonus relates. The Annual Bonus shall be subject to the terms of the annual bonus plan that is applicable to other executives of the Company, including requirements as to continued employment. (c) Staking Grant. Upon, or as soon as practicable following, the Effective Date, the Board or Compensation Committee shall grant the Executive a restricted stock unit grant with respect to 40,000 shares of the Company’s common stock, which will vest ratably over four years from March 31, 2022, with 25% of the award vesting each year starting on the first anniversary of March 31, 2022 (the “Staking Grant”). Vesting is conditioned on continued employment through the specified vesting dates, subject to Sections 6, 9, and 10 below. The Staking Grant will be made under the Company’s 2014 Omnibus Equity Compensation Plan, with such terms as the Board or Compensation Committee deems appropriate, consistent with the terms of this Agreement and applicable law. (d) Annual Equity Grants. During the Term, the Executive shall be eligible to receive annual equity awards under the Company’s 2014 Omnibus Equity Compensation Plan or a successor plan on the same terms as awards to other senior executives of the Company, starting in December 2022. The annual equity grant in December 2022 shall be an option to purchase 100,000 shares, with an exercise price, vesting and other terms similar to the options granted to other senior executives at that time, as determined by the Board or Compensation Committee. 3. Retirement and Welfare Benefits. During the Term, the Executive shall be eligible to participate in the Company’s health, life insurance, long-term disability, retirement and welfare benefit plans and programs available to employees of the Company, pursuant to their respective terms and conditions. Nothing in this Agreement shall preclude the Company or any Affiliate of the Company from terminating or amending any employee benefit plan or program from time to time. 4. Vacation. During the Term, the Executive shall be entitled to vacation, holiday and sick leave at levels commensurate with those provided to other senior executives of the Company, in accordance with the Company’s vacation, holiday and other pay-for-time-not-worked policies.

3 5. Business Expenses. The Company shall reimburse the Executive for all necessary and reasonable travel (which does not include commuting) and other business expenses incurred by the Executive in the performance of his duties hereunder in accordance with such policies and procedures as the Company may adopt generally from time to time for executives. 6. Termination Without Cause. The Company may terminate the Executive’s employment at any time without Cause. Upon termination by the Company without Cause during the Term, if the Executive executes and does not revoke a written Release (as defined below), the Executive shall be entitled to receive, in lieu of any payments under any severance plan or program for employees or executives, the following: (a) The Company will pay the Executive an amount equal to the sum of (x) one and one-half times the Executive’s annual Base Salary as of the termination date and (y) one and one-half times the Executive’s target Annual Bonus for the year of termination. Payment shall be made in payroll installments over the 18-month period following the termination date. Payment will begin within 60 days after the Executive’s termination date, and any installments not paid between the termination date and the date of the first payment will be paid with the first payment. (b) The Staking Grant shall become fully vested as of the termination date. (c) The Company shall pay any other amounts earned, accrued and owing but not yet paid under Section 2 above and any benefits accrued and due under any applicable benefit plans and programs of the Company (“Accrued Obligations”), regardless of whether the Executive executes or revokes the Release. 7. Cause. The Company may terminate the Executive’s employment at any time for Cause upon written notice to the Executive, in which event all payments under this Agreement shall cease, except for any Accrued Obligations. 8. Voluntary Resignation. The Executive may voluntarily terminate employment upon 30 days’ prior written notice to the Company. In such event, after the effective date of such termination, no payments shall be due under this Agreement, except that the Executive shall be entitled to any Accrued Obligations. 9. Disability. If the Executive incurs a Disability during the Term, the Company may terminate the Executive’s employment on or after the date of Disability. If the Executive’s employment terminates on account of Disability, the Executive shall be entitled to receive any Accrued Obligations, and the Staking Grant shall become fully vested as of the termination date. For purposes of this Agreement, the term “Disability” shall mean the Executive has been determined to be eligible to receive long-term disability benefits under the Company’s long-term disability plan. 10. Death. If the Executive dies during the Term, the Executive’s employment shall terminate on the date of death. The Company shall pay to the Executive’s executor, legal representative, administrator or designated beneficiary, as applicable, any Accrued Obligations , and the Staking Grant shall become fully vested as of the termination date. Otherwise, the Company shall have no further liability or obligation under this Agreement to the Executive’s

4 executors, legal representatives, administrators, heirs or assigns or any other person claiming under or through the Executive. 11. Resignation of Positions. Effective as of the date of any termination of employment, the Executive shall resign from all Company-related positions, including as an officer and director of the Company and its parents, subsidiaries and affiliates. 12. Definitions. For purposes of this Agreement, the following terms shall have the following meanings: (a) “Cause” shall mean (i) an act of material dishonesty by the Executive in connection with his responsibilities as an employee or director of the Company, (ii) the Executive’s conviction of, or plea of nolo contendere to, a felony, (iii) the Executive’s gross misconduct in connection with his responsibilities as an employee or director of the Company, (iv) the Executive’s material violation of the Company’s Code of Conduct or other written policies or procedures of the Company or its subsidiaries, as applicable, that, if able to be cured by the Executive, is not cured to the reasonable satisfaction of the Board within twenty-five (25) days after the Executive is given written notice of such violation; or (v) the Executive’s continued failure to perform his responsibilities as an employee or director of the Company after the Executive has received a written demand for such performance and that, if able to be cured by the Executive, is not cured to the reasonable satisfaction of the Board within twenty-five (25) days after the Executive is given written notice of such failure. (b) “Release” shall mean a separation agreement and general release of all claims against the Company and all related parties, including with respect to all matters arising out of the Executive’s employment by the Company and the termination thereof (other than claims for any entitlements under the terms of this Agreement or under any plans or programs of the Company under which the Executive has accrued and is due a benefit). The Release will be substantially in the form attached hereto as Exhibit A, subject to such legally required changes as the Company may require. 13. Section 409A. (a) This Agreement is intended to comply with section 409A of the Internal Revenue Code of 1986, as amended (the “Code”), and its corresponding regulations, or an exemption thereto, and payments may only be made under this Agreement upon an event and in a manner permitted by section 409A of the Code, to the extent applicable. Severance benefits under this Agreement are intended to be exempt from section 409A of the Code under the “short-term deferral” exception, to the maximum extent applicable, and then under the “separation pay” exception, to the maximum extent applicable. Notwithstanding anything in this Agreement to the contrary, if required by section 409A of the Code, if the Executive is considered a “specified employee” for purposes of section 409A of the Code and if payment of any amounts under this Agreement is required to be delayed for a period of six months after separation from service pursuant to section 409A of the Code, payment of such amounts shall be delayed as required by section 409A of the Code, and the accumulated amounts shall be paid in a lump-sum payment within 10 days after the end of the six-month period. If the Executive dies during the postponement period prior to the payment of benefits, the amounts withheld on account of

5 section 409A of the Code shall be paid to the personal representative of the Executive’s estate within 60 days after the date of the Executive’s death. (b) All payments to be made upon a termination of employment under this Agreement may only be made upon a “separation from service” under section 409A of the Code. For purposes of section 409A of the Code, each payment hereunder shall be treated as a separate payment, and the right to a series of installment payments under this Agreement shall be treated as a right to a series of separate payments. In no event shall the timing of the Executive’s execution of the Release, directly or indirectly, result in the Executive’s designating the fiscal year of payment of any amounts of deferred compensation subject to section 409A of the Code, and, to the extent required by section 409A of the Code, if a payment that is subject to execution of the Release could be made in more than one taxable year, payment shall be made in the later taxable year. All reimbursements and in-kind benefits provided under this Agreement shall be made or provided in accordance with the requirements of section 409A of the Code. 14. Restrictive Covenants. (a) The Executive agrees to comply with the obligations set forth in the Confidentiality, Non-Solicitation and Non-Competition Agreement, attached as Exhibit B hereto, and any other restrictive covenants agreement that the Company and the Executive may enter into from time to time. (b) Nothing in this Agreement shall prohibit or restrict the Executive from initiating communications directly with, responding to any inquiry from, providing testimony before, providing confidential information to, reporting possible violations of law or regulation to, or filing a claim or assisting with an investigation directly with a self-regulatory authority or a government agency or entity, including the Equal Employment Opportunity Commission, the Department of Labor, the National Labor Relations Board, the Department of Justice, the Securities and Exchange Commission, Congress, any agency Inspector General or any other federal, state or local regulatory authority, or from making other disclosures that are protected under the whistleblower provisions of state or federal law or regulation. Please take notice that federal law provides criminal and civil immunity to federal and state claims for trade secret misappropriation to individuals who disclose trade secrets to their attorneys, courts, or government officials in certain, confidential circumstances that are set forth at 18 U.S.C. §§ 1833(b)(1) and 1833(b)(2), related to the reporting or investigation of a suspected violation of the law, or in connection with a lawsuit for retaliation for reporting a suspected violation of the law. 15. Venue; Breach of Obligations. (a) The Executive irrevocably and unconditionally (1) agrees that any legal proceeding arising out of this Agreement shall be brought solely in the United States District Court for the Eastern District of Pennsylvania, or if such court does not have jurisdiction or will not accept jurisdiction, in any court of general jurisdiction in the Commonwealth of Pennsylvania (2) consents to the exclusive jurisdiction of such court in any such proceeding, and (3) waives any objection to the laying of venue of any such proceeding in any such court. The

6 Executive also irrevocably and unconditionally consents to the service of any process, pleadings, notices or other papers. (b) Notwithstanding anything in this Agreement to the contrary, if the Executive breaches any of the Executive’s obligations under Section 14, the Company shall be obligated to provide only the Accrued Obligations, and all payments under Section 2 or Section 6 hereof, as applicable, shall cease. In such event, the Company may require that the Executive repay all amounts theretofore paid to him pursuant to Section 6 hereof (other than Section 6(c)), and in such case, the Executive shall promptly repay such amounts on the terms determined by the Company. 16. Survival. The respective rights and obligations of the parties under this Agreement (including, but not limited to, under Sections 14 and 15) shall survive any termination of the Executive’s employment or termination or expiration of this Agreement to the extent necessary to the intended preservation of such rights and obligations. 17. No Mitigation. In no event shall the Executive be obligated to seek other employment or take any other action by way of mitigation of the amounts payable to the Executive under any of the provisions of this Agreement, and such amounts shall not be reduced as a result of Executive obtaining other employment. 18. Section 280G. In the event of a change in ownership or control under section 280G of the Code, if it shall be determined that any payment or distribution in the nature of compensation (within the meaning of section 280G(b)(2) of the Code) to or for the benefit of the Executive, whether paid or payable or distributed or distributable pursuant to the terms of this Agreement or otherwise (a “Payment”), would constitute an “excess parachute payment” within the meaning of section 280G of the Code, the aggregate present value of the Payments under this Agreement shall be reduced (but not below zero) to the Reduced Amount (defined below) if and only if the Accounting Firm (described below) determines that the reduction will provide the Executive with a greater net after-tax benefit than would no reduction. No reduction shall be made unless the reduction would provide Executive with a greater net after-tax benefit. The determinations under this Section shall be made as follows: (a) The “Reduced Amount” shall be an amount expressed in present value which maximizes the aggregate present value of Payments under this Agreement without causing any Payment under this Agreement to be subject to the Excise Tax (defined below), determined in accordance with section 280G(d)(4) of the Code. The term “Excise Tax” means the excise tax imposed under section 4999 of the Code, together with any interest or penalties imposed with respect to such excise tax. (b) Payments under this Agreement shall be reduced on a nondiscretionary basis in such a way as to minimize the reduction in the economic value deliverable to the Executive, consistent with section 409A of the Code. Where more than one payment has the same value for this purpose and they are payable at different times, they will be reduced on a pro rata basis. Only amounts payable under this Agreement shall be reduced pursuant to this Section.

7 (c) All determinations to be made under this Section shall be made by an independent certified public accounting firm selected by the Company and agreed to by the Executive immediately prior to the change-in-ownership or -control transaction (the “Accounting Firm”). The Accounting Firm shall provide its determinations and any supporting calculations both to the Company and the Executive within 10 days of the transaction. Any such determination by the Accounting Firm shall be binding upon the Company and the Executive. All of the fees and expenses of the Accounting Firm in performing the determinations referred to in this Section shall be borne solely by the Company. 19. Notices. All notices and other communications required or permitted under this Agreement or necessary or convenient in connection herewith shall be in writing and shall be deemed to have been given when hand delivered or mailed by registered or certified mail, as follows (provided that notice of change of address shall be deemed given only when received): If to the Company, to: SEI Investments Company 1 Freedom Valley Drive Oaks, PA 19456 Atten: Chair of the Board of Directors With a copy to: Morgan Lewis & Bockius, LLP 1701 Market St. Philadelphia, PA 19103-2921 Attn: Richard B. Aldridge If to the Executive, to the most recent address on file with the Company or to such other names or addresses as the Company or the Executive, as the case may be, shall designate by notice to each other person entitled to receive notices in the manner specified in this Section. 20. Withholding. All payments under this Agreement shall be made subject to applicable tax withholding, and the Company shall withhold from any payments under this Agreement all federal, state and local taxes as the Company is required to withhold pursuant to any law or governmental rule or regulation. The Executive shall bear all expense of, and be solely responsible for, all federal, state and local taxes due with respect to any payment received under this Agreement. 21. Remedies Cumulative; No Waiver. No remedy conferred upon a party by this Agreement is intended to be exclusive of any other remedy, and each and every such remedy shall be cumulative and shall be in addition to any other remedy given under this Agreement or now or hereafter existing at law or in equity. No delay or omission by a party in exercising any right, remedy or power under this Agreement or existing at law or in equity shall be construed as a waiver thereof, and any such right, remedy or power may be exercised by such party from time to time and as often as may be deemed expedient or necessary by such party in its sole discretion.

8 22. Assignment. All of the terms and provisions of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective heirs, executors, administrators, legal representatives, successors and assigns of the parties hereto, except that the duties and responsibilities of the Executive under this Agreement are of a personal nature and shall not be assignable or delegable in whole or in part by the Executive. The Company may assign its rights, together with its obligations hereunder, in connection with any sale, transfer or other disposition of all or substantially all of its business and assets, and such rights and obligations shall inure to, and be binding upon, any successor to the business or any successor to substantially all of the assets of the Company, whether by merger, purchase of stock or assets or otherwise, which successor shall expressly assume such obligations, and the Executive acknowledges that in such event the obligations of the Executive hereunder, including but not limited to those under Section 14, will continue to apply in favor of the successor. 23. Company Policies. This Agreement and the compensation payable hereunder shall be subject to any applicable clawback or recoupment policies, share trading policies, and other policies that may be implemented by the Board from time to time with respect to officers of the Company. 24. Entire Agreement. This Agreement sets forth the entire agreement of the parties hereto and supersedes any and all prior agreements and understandings concerning the Executive’s employment by the Company. This Agreement may be changed only by a written document signed by the Executive and the Company. 25. Severability. If any provision of this Agreement or application thereof to anyone or under any circumstances is adjudicated to be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect any other provision or application of this Agreement, which can be given effect without the invalid or unenforceable provision or application, and shall not invalidate or render unenforceable such provision or application in any other jurisdiction. If any provision is held void, invalid or unenforceable with respect to particular circumstances, it shall nevertheless remain in full force and effect in all other circumstances. 26. Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with, the substantive and procedural laws of the Commonwealth of Pennsylvania without regard to rules governing conflicts of law. 27. Counterparts. This Agreement may be executed in any number of counterparts (including facsimile counterparts), each of which shall be an original, but all of which together shall constitute one instrument. (Signature Page Follows)

9 IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written. SEI INVESTMENTS COMPANY /s/Alfred P. West, Jr. Name: Alfred P. West, Jr. Title: Chairman Date: March 31, 2022 EXECUTIVE /s/Ryan Hicke Name: Ryan Hicke Date: March 31, 2022

A-1 EXHIBIT A SEPARATION OF EMPLOYMENT AGREEMENT AND GENERAL RELEASE This Agreement sets forth the terms of your separation from employment with SEI Investments Company (the “Company”). If you understand and agree with these terms, please sign in the space provided below. If you and the Company sign below, this will be a legally binding document representing the entire agreement between you and the Company regarding the subjects it covers. We will refer to this document as this “Agreement.” Termination Date. Your last day of work with the Company will be [_________]. Consideration. The Company will pay you [describe severance payments and benefits]. Release of Claims. In exchange for the payment(s) described in the Consideration clause, you hereby waive all claims available under federal, state or local law against the Company, its parent, subsidiaries and affiliates, and its and their respective directors, officers, employees, agents, insurers and reinsurers, and employee benefit plans (and the trustees, administrators, fiduciaries, insurers and reinsurers of such plans) past, present, and future, their heirs, executors, administrators, representatives, successors and assigns arising out of your employment with the Company or the termination of that employment, including but not limited to all claims arising under the Age Discrimination in Employment Act and the Older Workers Benefit Protection Act, Americans with Disabilities Act, the Civil Rights Act of 1991, the Employee Retirement Income Security Act, the Equal Pay Act, the Genetic Information Non-discrimination Act, the Family and Medical Leave Act, and Section 1981 of U.S.C., Pennsylvania Human Relations Act, with respect to all claims except sexual harassment; Pennsylvania Equal Pay Law; Pennsylvania Whistleblower Law, if applicable; the Pennsylvania Pregnancy, and the Childbirth and Childrearing Law; if applicable. as well as wrongful termination claims, breach of contract claims, discrimination claims, harassment claims, retaliation claims, whistleblower claims (to the fullest extent they may be released under applicable law), defamation or other tort claims, and claims for attorneys’ fees and costs. You are not waiving your right to vested benefits under the written terms of the Company’s 401(k) plan, claims for unemployment or workers’ compensation benefits, any medical claim or any judgment or monetary awards or settlements that may arise related to medical benefits under the group health plan sponsored by the Company, claims arising after the date on which you sign this Agreement, or claims that are not otherwise waivable under applicable law. Medicare Disclaimer. You represent that you are not a Medicare beneficiary as of the time you enter into this Agreement. Limit on Disclosures. You shall not disclose or cause to be disclosed the terms of this Agreement to any person (other than your spouse or domestic/civil union partner, attorney and tax advisor), except pursuant to a lawful subpoena, as set forth in the Reports to Government Entities clause below or as otherwise permitted by law. This provision is not intended to restrict your legal right to discuss the terms and conditions of your employment.

A-2 Reports to Government Entities. Nothing in this Agreement, including the Limit on Disclosures or Release of Claims clauses, restricts or prohibits you from initiating communications directly with, responding to any inquiries from, providing testimony before, providing confidential information to, reporting possible violations of law or regulation to, or from filing a claim or assisting with an investigation directly with a self-regulatory authority or a government agency or entity, including the U.S. Equal Employment Opportunity Commission, the Department of Labor, the National Labor Relations Board, the Department of Justice, the Securities and Exchange Commission, the Congress, and any agency Inspector General (collectively, the “Regulators”), or from making other disclosures that are protected under the whistleblower provisions of state or federal law or regulation. However, to the maximum extent permitted by law, you are waiving your right to receive any individual monetary relief from the Company or any others covered by the Release of Claims resulting from such claims or conduct, regardless of whether you or another party has filed them, and in the event you obtain such monetary relief, the Company will be entitled to an offset for the payments made pursuant to this Agreement. This Agreement does not limit your right to receive an award from any Regulator that provides awards for providing information relating to a potential violation of law. Please take notice that federal law provides criminal and civil immunity to federal and state claims for trade secret misappropriation to individuals who disclose a trade secrets to their attorney, a court, or a government official in certain, confidential circumstances that are set forth at 18 U.S.C. §§ 1833(b)(1) and 1833(b)(2), related to the reporting or investigation of a suspected violation of the law, or in connection with a lawsuit for retaliation for reporting a suspected violation of the law. Non-Admission of Liability. Nothing in this Agreement is an admission of any wrongdoing, liability or unlawful activity by you or by the Company. No Other Amounts Due. You acknowledge that the Company has paid you all wages, salaries, bonuses, benefits and other amounts earned and accrued, less applicable deductions, and that the Company has no obligation to pay any additional amounts other than the payment(s) described in the Consideration clause of this Agreement. Signature. The Company hereby advises you to consult with an attorney prior to signing this Agreement. You acknowledge that you have had a reasonable amount of time to consider the terms of this Agreement and you sign it with the intent to be legally bound. Acknowledgment of Voluntariness and Time to Review. You acknowledge that:  you read this Agreement and you understand it;  you are signing this Agreement voluntarily in order to release your claims against the Company in exchange for payment that is greater than you would otherwise have received;  you are signing this Agreement after the date of your separation from the Company, and you were offered at least 21 days to consider your choice to sign this Agreement;  the Company advises you to consult with an attorney;

A-3  you know that you can revoke this Agreement within 7 days of signing it and that this Agreement does not become effective until that 7-day period has passed. To revoke, contact [________]; and  you agree that changes to this Agreement before its execution, whether material or immaterial, do not restart your time to review this Agreement. Employee:________________________________ Date: ___________________ Company:________________________________ Date: ___________________ Name: Title:

B-1 EXHIBIT B CONFIDENTIALITY, NON-SOLICITATION AND NON-COMPETITION AGREEMENT In consideration of my employment or promotion with SEI Investments Company (including any positions I may hold from time to time with any of its affiliates, subsidiaries, divisions, or related companies or entities, and their respective predecessors, successors, and assigns now existing or hereafter created) (collectively, “SEI”) or the receipt of other compensation or benefits, the receipt and sufficiency of which I hereby acknowledge, I hereby agree as follows (“Agreement”): 1. Acknowledgements. I understand and acknowledge that: (a) SEI provides a broad range of wealth management, investment processing and investment operations services and technology solutions to professional wealth managers, investment advisors, institutional investors and private clients (the “Business”); (b) the Business encompasses a broad range of technologies, products and services that SEI now provides and may in the future develop internally or obtain through transactions, partnerships, or otherwise; (c) SEI is in a highly competitive industry; (d) SEI invests substantial time, money, and resources, on an ongoing basis, to train its employees with specialized skills and knowledge unique to SEI and the Business, to develop technologies, products, and services, to maintain and expand its clients and investors, partnerships, and business relationships, and develop and promote SEI’s goodwill in its industry; (e) during my employment with SEI, including from and after the date I sign this Agreement, I had and will have access to, receive, learn, develop and/or conceive Confidential Information, as defined below; (f) Confidential Information must be kept in strict confidence to protect the Business and maintain its competitive position, and this information would be useful to SEI’s existing and potential competitors for indefinite periods of time; (g) SEI has a legitimate business interest in protecting its Confidential Information, its client, investor and business relationships, its technology and related solutions, its investment in specialized training, and its goodwill; and (h) SEI would be irreparably harmed by my subsequent work with, for or as a competitor of SEI in the same or a similar capacity, because of the possibility of disclosure of SEI’s Confidential Information or interference with its valuable client, investor, and business relationships and goodwill. 2. Intellectual Property. a. Work Product. At all times, SEI shall solely possess any and all right, title, and interest in, to, and under any and all works of authorship, inventions, developments, ideas, software, code (object and source), and materials, whether or not patentable or registrable under copyright or similar laws, that singularly or jointly are or were conceived or developed by me at any time in connection with my responsibilities on behalf of SEI, or connected in any way to SEI information that I have had access to, informed by any work that I do for SEI, or otherwise related to the use of SEI time, facilities or materials, or that is in connection with or related to the Business (“Work Product”). b. Work Made For Hire. I understand and acknowledge that the Work Product was and continues to be specially ordered and commissioned by SEI and that all Work Product shall

B-2 be considered work made for hire as contemplated and defined under United States copyright law and shall be owned solely by SEI. To the extent such Work Product may not be deemed to be work made for hire under U.S. law or if, for any reason, any intellectual property rights in the Work Product do not vest in SEI, I hereby irrevocably assign, transfer, and convey to SEI, effective as of the date such Work Product was or is created, all right, title and interest in and to the Work Product. I hereby waive all paternity, integrity, moral, and other similar rights that I have or may have in any Work Product. Only SEI shall have the right to register the copyright, patent, trademark, trade secret, or other rights or interest in or to the Work Product, which SEI may do in its name or any other name. I will execute, verify, acknowledge, deliver, and file all assignments, recordations, and other documents which SEI may prepare or call for to give effect to the provisions of this Agreement. If I fail to take such actions within 30 days after SEI requests such execution, verification acknowledgment, delivery, or filing in writing to me, I hereby irrevocably appoint SEI as my attorney-in-fact (which appointment shall be deemed a power coupled with an interest), with full powers of substitution and delegation, to execute, verify, acknowledge, deliver, and file all such assignments, recordations, and other related documents. c. Limitations to Work Product. The foregoing regarding ownership of work product does not apply to any Work Product for which no equipment, supplies, facilities or information of SEI was used and that was developed entirely on my own time, unless (i) the Work Product relates to the Business or actual or anticipated research or development of SEI or (ii) the Work Product results from any work performed by me for SEI. 3. Confidentiality and Non-Disclosure. a. Definition of Confidential Information. SEI’s proprietary, trade secret, and confidential information is information that is not generally known and includes client, prospective client, vendor, business relationship, and registration lists and compilations, financial and investment data, and contracts; data, analytics, reports, and analyses; systems, processes, and methods; pricing information and policies; investment, marketing, sales, business, expansion, and product and service development strategies; security systems; network, product and equipment designs; financial information, forecasts, forecasting methodologies, budgets, sales and inventory figures; product and service performance and technical information; inventions, methodologies, algorithms, formulas, computer programs, research directions, designs, and specifications; confidential information or data generated by third-parties, including clients, investors and prospects; and SEI technology, including software, computer models, databases, programs, platforms, processes, and the methods used to create them and the information contained therein (collectively, “Confidential Information”). Confidential Information does not include information that SEI’s executive management has shared publicly. I understand that this definition includes all information that I may receive that is Confidential Information of any client or other third party or individual that does business with SEI and information that is developed or conceived by me, alone or with others, at SEI’s instruction or otherwise. b. Non-Disclosure. During and after my employment with SEI, I will not disclose, use, refer to or communicate any Confidential Information, except as necessary for me to perform my job responsibilities for SEI during my employment. I will not remove Confidential Information or any materials related to Confidential Information from SEI’s premises, except in compliance with SEI policies and procedures, as may be in effect from time to time. I may only disclose Confidential Information: (i) as permitted by law if disclosure is made in confidence to a government official or attorney, either directly or indirectly, solely for the purpose of reporting or

B-3 investigating a suspected violation of law or in a complaint or other document filed in a lawsuit or other proceeding, if such filing is made under seal and not disclosed, except pursuant to court order; or (ii) as necessary to comply with or respond to any subpoena issued by a Federal or State Agency or court or to any valid court order by a court of competent jurisdiction. If I receive any such subpoena, I agree to notify SEI as promptly as practicable and, where possible, prior to any such disclosure to provide SEI with a reasonable opportunity to object to or limit such disclosure as permitted by applicable law. c. Return of Confidential Information. Upon request by SEI at any time or at the time of termination of my employment with SEI for any reason, I will immediately return all Confidential Information in whatever format and wherever located that is in my possession, custody, or control, including electronically-stored information, and upon request by SEI, I will certify that all such Confidential Information has been returned. 4. No Solicitation or Interference with Clients. During my employment and for a period of 18 months following the termination of my employment for any reason, whether voluntary or involuntary, I shall not in any way, for myself, or for or on behalf of any other person, company, or other entity, directly or indirectly through others: (a) sell to, solicit, or contact for business purposes (or attempt to do any of the foregoing) any SEI Client, as defined below, for the purpose or which has the effect of competing with or harming SEI’s Business; or (b) entice, induce, persuade, attempt to persuade or otherwise cause (or attempt to do any of the foregoing) any SEI Client, as defined, to terminate his, her or its relationship with SEI, to refrain from doing business with or rendering services to SEI, or to do any act that may interfere with or result in the impairment of the relationship between SEI and SEI’s Clients. For purposes of this Agreement, “SEI Client” shall include any person, company, or other entity (including their directors, officers, executives, managers, employees, agents, and representatives) that I had contact with, responsibility for or Confidential Information about and to which or to whom SEI provides technologies, products, or services or is an active prospect that SEI has developed or targeted in the Business. 5. No Solicitation or Interference with Business Relationships. During my employment and for a period of 18 months following the termination of my employment for any reason, whether voluntary or involuntary, I shall not in any way, for myself, or for or on behalf of any other person, company, or other entity, directly or indirectly through others: (a) contact for business purposes, solicit, entice, induce, persuade, attempt to persuade or otherwise cause (or attempt to do any of the foregoing) any SEI Business Relationship, as defined, to terminate his, her or its relationship with SEI, to refrain from doing business with or rendering services to SEI, or to do any act that may interfere with or result in the impairment of the relationship between SEI and SEI’s Client or Business Relationships; or (b) solicit, retain, hire or employ (or attempt to do any of the foregoing) any SEI Business Relationship for the purpose or which has the effect of competing with or harming SEI’s Business. For purposes of this Agreement, “Business Relationship” shall include any person, company, or other entity (including their directors, officers, executives, managers, employees, agents, and representatives) that I had contact with, responsibility for or Confidential Information about and (1) from which or from whom SEI obtained or received (or currently obtains or receives) technologies, products or services; or (2) with whom SEI has a business partnership or alliance in any way.

B-4 6. No Solicitation of Employees and Contractors . During my employment and for a period of 18 months following the termination of my employment for any reason, whether voluntary or involuntary, I shall not in any way, for myself, or for or on behalf of any other person, company, or other entity, directly or indirectly through others engage in any activity that involves the solicitation or hiring of an employee, independent contractor or consultant, or any employee of any vendor who worked with SEI within the last two years of my employment on Business matters for which I was responsible, directly or indirectly, or with whom I had contact. 7. No Competition. During my employment and for a period of 18 months following the termination of my employment for any reason, whether voluntary or involuntary, I shall not in any way, for or on behalf of myself, or for or on behalf of any other person, company, or other entity, directly or indirectly through others, perform (or assist others to perform) work for a competitor in any position or in any geographic location in which I could disadvantage SEI or advantage the competitor through: (i) my use or disclosure of Confidential Information; (ii) my use of specialized training or education provided by or paid for by SEI; and/or (iii) my use of SEI’s goodwill and/or SEI’s Client or Business Relationships. I understand and acknowledge that, based on my position of trust and confidence with SEI and job responsibilities that the geographic scope of this restriction may be global. 8. Required and Permitted Notices . I will provide notice to SEI’s Workforce Development/Human Resources personnel within 14 days of accepting any new role outside of SEI that may implicate my obligations under this Agreement. Such notice shall include the job title, description of the position and responsibilities, identification of the businesses, products or services that will be supported, the location and geographic scope of the position, and the person(s) to whom I will be reporting in the new role. I will provide a copy of this Agreement to any third party for whom I intend to work or provide services before I accept any offer of employment or engagement. I understand and acknowledge that SEI may provide a copy of this Agreement to any third party for whom I intend to work or provide services to. 9. Former Employers. I will not disclose to SEI or use for its benefit any Confidential Information of any former employers without the consent of my former employer. I have not signed any agreement containing any provisions, including any non-compete or customer non-solicitation provisions, that restricts me from performing my job responsibilities for SEI or assigning my works and ideas to SEI. 10. Reasonableness of Restrictions . I acknowledge that the nature, temporal duration and geographic scope of the restrictive covenants contained herein are fair, reasonable and necessary to protect SEI’s legitimate business interests and will not prevent me from earning a living or otherwise depriving any benefit available to me. If, however, any of the restrictions set forth herein are held invalid or unenforceable by a court, then such restriction shall be reduced only to the extent necessary to cure such invalidity. 11. Remedies and Enforcement. I acknowledge that a breach of the obligations contained herein will cause irreparable harm to SEI and that damages arising out of such breach would be difficult to determine. Therefore, in addition to any other remedies, SEI shall be entitled to specific performance and injunctive relief, without the posting of any bond or other security from any court, and without the necessity of proving actual damage by reason of such breach. If SEI prevails in any suit to enforce its rights, I will reimburse SEI for its attorneys’ fees and expenses in any such suit. SEI shall have prevailed if it is successful in enforcing, in whole or in

B-5 part, any provisions of this Agreement, either as written or if modified. The 18-month restrictions shall be enforced by a court from the date of the last breach or violation of the applicable restrictions. The existence of any claim or cause of action I may have against SEI of whatever nature shall not constitute a defense to the enforcement of this Agreement. Nothing in this Agreement shall affect any common law duties I owe to SEI, including a duty of loyalty. 12. Modification; Termination. This Agreement may not be modified or terminated, in whole or part, except in writing signed by an authorized representative of SEI. 13. Interpretation. Unless the context of this Agreement clearly requires otherwise, (a) references to the plural include the singular, the singular the plural, the part the whole, (b) references to any gender include all genders, (c) “including” shall have the inclusive meaning frequently identified with the phrase “but not limited to” and (d) references to “hereunder” or “herein” relate to this Agreement. The section and other headings contained in this Agreement are for reference purposes only and shall not control or affect the construction of this Agreement or the interpretation thereof in any respect. Section, subsection, and clause, where referenced, are references to this Agreement unless otherwise specified. Any reference to a party’s being satisfied with any particular item or to a party’s determination of a particular item presumes that such standard will not be achieved unless such party shall be satisfied or shall have made such determination in its sole or complete discretion. 14. Notices . All notices that are required or permitted hereunder shall be in writing and shall be sufficient if personally delivered or sent by registered or certified mail, electronic message (with receipt verified) or Federal Express or other nationally recognized overnight delivery service. Any notices shall be deemed given upon the earlier of the date when received at, or the third day after the date when sent by registered or certified mail or the day after the date when sent by recognized overnight delivery service to, the physical or electronic address of record provided by the party. 15. Choice of Law and Forum. Except as otherwise explicitly set forth herein, this Agreement shall be construed and interpreted in accordance with the internal laws of the Commonwealth of Pennsylvania without regard to any choice of law or conflict of law, choice of forum or provision, rule or principle (whether of the Commonwealth of Pennsylvania or any other jurisdiction) that might otherwise refer construction or interpretation of this Agreement to the substantive law of another jurisdiction. The parties hereby irrevocably (a) submit themselves to the exclusive jurisdiction of the state and federal courts sitting in the Commonwealth of Pennsylvania and (b) waive the right and hereby acknowledge that they will not assert by way of motion, as a defense or otherwise in any action, suit or other legal proceeding brought in any such court, any claim that it, he, she or they is not subject to the jurisdiction of such court, that such action, suit or proceeding is brought in an inconvenient forum or that the venue of such action, suit or proceeding is improper. Each party also irrevocably and unconditionally consents to the service of any process, pleadings, notices or other papers in a manner permitted by the notice provisions of Section 14. EACH PARTY HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE ACTIONS OF SUCH PARTY IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE AND ENFORCEMENT HEREOF.

B-6 16. Third-Party Beneficiaries . I acknowledge that this Agreement is for the benefit of SEI as defined to include its parents, affiliates, subsidiaries, divisions, and related companies or entities, and their respective predecessors, successors, and assigns now existing or hereafter created. I further acknowledge that each of these entities is entitled to enforce this Agreement. 17. Assignment. SEI may assign this Agreement to any direct or indirect parent, affiliate, subsidiary, division, related company or entity of SEI and to any purchaser of substantially all of the assets of SEI and that any assignee shall have the same rights as SEI. I understand that I have no rights to assign this Agreement. 18. Advice of Counsel. I acknowledge that I have the right to consult with counsel and have had an adequate amount of time to do so prior to signing this Agreement. Intending to be legally bound by this Agreement, and intending for this Agreement to be a sealed instrument: Date: ____________________ EMPLOYEE: ____________________________ Printed Name: __________________